Exhibit 99.1

AMENDMENT No. 6

of

AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

This Amendment (the “Amendment No. 6”) dated as of April 1, 2006 (the "Amendment Effective Date"), is to that certain agreement for Information Technology Services, dated April 1, 2001 (as amended in writing prior to the date hereof and collectively referred to as, the "Agreement") between Electronic Data Systems Corporation, EDS Information Services, L.L.C. (collectively "EDS"), and Franklin Covey Co. ("Franklin Covey"). Unless otherwise defined in this Amendment No. 6, capitalized terms used herein shall have the definitions that are ascribed in the Agreement.

Whereas, when the Parties entered into the Agreement in April, 2001, the Services provided thereunder related to infrastructure and applications support, as described in Schedule 3.2 thereof which have been amended prior to the Amendment Effective Date (the “ITO Services”);

Whereas, in the Additional Services Addendum #1 dated as of June 30, 2001, as further amended prior to the Amendment Effective Date (“Addendum #1”) to the Agreement, the Parties agreed that EDS would perform, in addition to the ITO Services, certain call center services and warehouse and distribution services, (referred to herein as the “BPO Services”), as more specifically described in such Addendum #1. Collectively, the ITO Services and the BPO Services shall be referred to herein as the “Services”.

Whereas, the Parties now desire to amend the Agreement in certain respects concerning Services as further described hereunder;

Now, therefore, as of the Amendment Effective Date, the Parties hereby agree as follows:

1. Summary and General Intent of this Amendment. The Parties have agreed to amend certain provisions of the Agreement as more specifically set forth below. Such provisions include:

(a) Section 2.2(b), reflecting the agreement that personnel assigned to perform the Services hereunder may be “leveraged” (i.e., they may perform services on behalf of other EDS customers), and shall no longer be required to be dedicated full-time to the Franklin Covey account;

(b) Section 3.5(b), reflecting the agreement regarding Franklin Covey’s obligation to procure the Services solely from EDS;

(c) Schedule 9.1, reflecting the agreement relating to revised pricing and minimum annual charges for the ITO Services;

(d) Section 9.6(a) and (b), reflecting the agreement to supplement and describe in more detail the Agreement’s benchmarking provisions, and to amend the timing of any benchmarking activities;

(e) Section 11.4, reflecting the agreement relating to the terms and conditions applicable to the right to the early termination of the ITO Services; and

(f) Schedule 11.4, reflecting the agreement relating to the fees associated with the early termination of the ITO Services.

2. Key Positions. With respect to the personnel performing the Services, Franklin Covey acknowledges that all personnel providing the Services may be leveraged, and shall not be required to be dedicated to the performance of the Services. Accordingly, Section 2.2(b) and Schedule 2.2(b) of the Agreement are hereby deleted in their entirety. Nevertheless, EDS’ ability to leverage the “Infrastructure Leader” and “Applications Leader” positions shall be limited as follows:

During the first two years (following the Amendment Effective Date), EDS can leverage up to 20% of these 2 leader positions; thereafter, EDS can leverage or consolidate the time of these 2 leader positions at its discretion.

3. Section 3.5(b). The Parties hereby agree to insert a new sentence, as the first sentence of Section 3.5(b) of the Agreement, which shall read as follows:

“Unless Franklin Covey has terminated the Agreement in accordance with Article XI of the Agreement, Franklin Covey shall neither (i) enter into any agreement to procure any of the Services from any third party (including any affiliate of Franklin Covey), nor (ii) provide the Services to itself, it being understood and agreed that Franklin Covey shall obtain exclusively from EDS all of Franklin Covey's requirements for the Services provided under this Agreement.”

The remainder of Section 3.5(b) shall remain in full force and effect.

4. Schedule 9.1. The Parties hereby agree to amend and restate, in its entirety, Schedule 9.1 of the Agreement. The amended and restated Schedule 9.1 is attached hereto and incorporated herein.

5. Section 9.4. The Parties hereby agree that the first sentence of Section 9.4 (Time of Payment; Disputed Amounts), shall be revised to read as follows:

“Except as otherwise expressly provided in this Agreement, any amount due to EDS under this Agreement and not disputed in good faith by Franklin Covey (as provided below) will be due and payable on the 30th day following receipt by Franklin Covey of the invoice from EDS therefor; provided, however, that, effective as of September 1, 2007, such amounts shall be due and payable by the 15th day following receipt by Franklin Covey of the invoice from EDS therefor.

The remainder of Section 9.4 shall remain in full force and effect.

6. Sections 9.6(a) and 9.6(b). The Parties hereby agree to amend and restate, in its entirety, Section 9.6(a) of the Agreement to read as follows:

“(a)
Benchmarking. At Franklin Covey’s request, the Parties will from time to time during the Term measure the quality and cost-effectiveness of the Services through the use of independent third party benchmarking services (each, a "Benchmark"). Comparisons will be to determine whether, in the aggregate, the Services being delivered are comparable to similarly bundled price and service offerings of other best-in-class information technology service providers, taking into account financial and operational risks, volume, term and any minimum commitments. The party used to perform the benchmarking services (the "Benchmarker") will be reasonably acceptable to both Parties, and will exclude any entity that is a competitor of either Party, or that would be conflicted by its status as a corporate auditor of either Party. Agreement upon a Benchmarker shall be contingent upon such Benchmarker’s agreement to such non-disclosure obligations as may be reasonably required by either Party. The Benchmark will be conducted in a collaborative fashion, with both Parties being involved throughout, and fully and timely cooperating with the Benchmarker by providing the Benchmarker with such reasonable pricing-related information, supporting documentation, access, assistance and resources as is reasonably necessary to support and conduct the Benchmark in an objective, accurate and timely manner; provided, however, that in no event will EDS be required to disclose any information relating to EDS’ margin, costs or cost elements or any proprietary, trade secret or other confidential information of EDS or any third party, including confidential information of EDS customers.

(i)
Contract with Benchmarker. The Parties will share equally the fees and expenses of the Benchmarker in conducting the Benchmark and, prior to the Benchmarker beginning work on any benchmarking activities, will jointly enter into, and be named as equal clients in, a mutually acceptable written agreement with the Benchmarker outlining the terms and conditions of the benchmarking engagement. In no event may the Benchmarker use any information provided by either EDS or Franklin Covey for any purpose other than conducting the benchmark study hereunder.

(ii)
The Benchmark Process. At least 90 days prior to the start of the Benchmark (the “Start Date”), Franklin Covey, EDS and the Benchmarker will develop a mutually acceptable plan for the first Benchmark (the “Benchmark Plan”), to (A) the overall schedule for the benchmarking study (including interim completion dates), (B) the responsibilities of each of Franklin Covey, EDS and the Benchmarker (including, with respect to Franklin Covey and EDS, the pricing-related data to be gathered and provided by them and the personnel and other resources to be made available by them), (C) the metrics, comparison methodology and the normalization process and factors to be used and applied by the Benchmarker to achieve a “like for like” comparison in the context of this Agreement as a whole, which shall include such factors as (1) the nature, size, scope and term of contract, (2) service locations, (3) delivery model (such as centralized, distributed or off-shore), (4) type of industry, (4) volumes, (5) service levels, (6) technical complexity, (7) ages of systems and environments, (8) allocation of responsibilities between service provider and customer, whether service-related or asset-related, (9) risk profile, (10) transition arrangements, timing and costs, (11) financial engineering (such as up-front investments, savings targets or incremental pricing), (12) performance incentives, (13) pricing components, (14) reasonable overhead and profit, (15) sales and similar taxes on services and (16) the costs of benchmarking.”.

The Parties further agree to amend and restate, in its entirety, Section 9.6(b) of the Agreement to read as follows:

“(b)
Benchmarking Schedule. No Benchmark will be performed prior to January 1, 2008. Thereafter, Benchmarks will be performed, at Franklin Covey’s request, on a mutually agreed upon schedule, but in no event more than every two years.”

7. Section 11.4. The Parties hereby agree to amend and restate, in its entirety, Section 11.4 of the Agreement to read as follows:

“11.4 Termination for Convenience. Subject to the other provisions of this Agreement, Franklin Covey may terminate this Agreement at any time after September 1, 2007, upon at least 6 months prior written notice to EDS; provided however, that if Franklin Covey terminates this Agreement pursuant to this Section 11.4, Franklin Covey shall pay EDS, as EDS's sole remedy for termination, upon giving such notice the applicable termination fees set forth on Schedule 11.4), as amended and restated hereby. The foregoing notwithstanding, in the event Franklin Covey terminates this Agreement for convenience due to EDS’s failure to take the corrective action required by Section 9.6(d) within the time period set forth therein, then the termination fees shall be 50% of the then applicable termination fee set forth in the amended and restated Schedule 11.4.”

8. Schedule 11.4. The Parties hereby agree to amend and restate, in its entirety, Schedule 11.4 of the Agreement, which amended and restated Schedule is attached hereto and incorporated herein. The Parties have agreed (i) to delete Section (B) and Section (C) from Schedule 11.4, and (ii) that the termination fees described in the amended and restated Schedule 11.4 shall apply only to the termination of the ITO Services, and (iii) that the termination fees applicable to the BPO Services, as set forth in Exhibit B of Addendum #1, remain in full force and effect.

9. Entire Agreement. Except as otherwise set forth in this Amendment No. 6, the terms and conditions of the Agreement shall continue to remain in full force and effect.

In Witness Whereof, the Parties have duly executed and delivered this Amendment No. 6 by their duly authorized representatives as of the Amendment Effective Date.

FRANKLIN COVEY CO.	ELECTRONIC DATA SYSTEMS CORPORATION
By:	By:
Title:	Title:
Date:	Date:

EDS INFORMATION SERVICES L.L.C.
By:
Title:
Date:

Schedule 9.1

Charges
(Amended and Restated as of April 1, 2006)

INTRODUCTION

1.
Charges Sections. This Schedule 9.1 contains EDS’ fees, charges and rates for the Agreement. The Charges Sections contains a Resource Baseline Section, a Monthly Charges Section, a Variable Charges Section, and an Inflation Adjustment Section.

(a)
Resource Baseline Section. The Resource Baseline Section sets forth the quantity of resources and other items for services contained in the Monthly Charges (as defined below). Such quantity of resources and other items is referred to herein as the “Resource Baseline”. The Resource Baseline is set forth for each calendar year during the Initial Term. The Resource Baseline for the last year of the Initial Term shall continue for each month during which EDS provides termination assistance to Franklin Covey pursuant to Section 11.5 of this Agreement.

(b)
Monthly Charges Section. The Monthly Charges Section sets forth the monthly charges to be paid by Franklin Covey to EDS for the Services applicable to the Resource Baselines. The Monthly Charges Section shows the billing period to which the base charges apply, the date on which such base charges will be invoiced by EDS to Franklin Covey and various components of such charges. The total of all such components are indicated in the last column of the Monthly Charges Section and such total is referred to herein as the “Baseline Monthly Charges”. The Baseline Monthly Charges for each month during which EDS provides termination assistance to Franklin Covey pursuant to Section 11.5 of this Agreement shall be equal to the Monthly Charges for the last month of the last year of the Initial Term.

(c)
Variable Charges Section. The Variable Charges Section sets forth the Additional Resource Charges (“ARCs”) and the Reduced Resource Credits (“RRCs”) that will be applied to the Baseline Monthly Charges as the quantity of the items included in the Services provided by EDS varies from the Resource Baseline by month. The method by which ARCs and RRCs are applied to the Baseline Monthly Charges is further described in paragraph 3, below. The ARCs and RRCs for the last month of the Initial Term shall continue for each month during which EDS provides termination assistance to Franklin Covey pursuant to Section 11.5 of this Agreement.

(d)
Inflation Adjustment Section. The Inflation Adjustment Section sets forth the method by which all of the charges, fees and rates set forth in this Schedule will be increased during the term of the Agreement.

2.
Minimum Annual Charges. Notwithstanding anything to the contrary in this Agreement or otherwise, Franklin Covey will be obligated to pay EDS each Fiscal Year (pro-rated as necessary to reflect partial Fiscal Years) at least the Minimum Annual Charges (as defined below), even if the application of RRCs would reduce the amount payable by Franklin Covey to EDS during a Fiscal Year to below the Minimum Annual Charges.

For each Fiscal Year of this Agreement (as defined below), the “Minimum Annual Charges” shall be:

Fiscal Year	Minimum Annual Charges
2006	$5,075,000
2007	$4,026,000
2008	$2,710,000
2009	$2,736,000
2010	$2,385,000
2011	$2,107,000
2012	$2,107,000
2013	$2,107,000
2014	$2,107,000
2015	$2,107,000
2016	$1,054,000

The term “Fiscal Year” or “FY” shall refer to the period from September 1st of one calendar year through August 31st of the following calendar year, such that FY 2006 shall refer to the 12-month period ending August 31, 2006, and FY 2007 shall refer to the 12-month period ending August 31, 2007, and so forth.

Annual Reconciliation of ITO Services. At the end of each Fiscal Year, the parties will compare the total Monthly Baseline Charges (as adjusted by ARCs and RRCs pursuant to Paragraph 2 above) that Franklin Covey actually paid to EDS during such Fiscal Year (the “Actual Annual Payment”) to the Minimum Annual Charges applicable to that Fiscal Year. If the Actual Annual Payment is less than the corresponding Minimum Annual Charges, then EDS will invoice Franklin Covey for the difference, and such amount shall be due and payable within 30 days of the date of such invoice.

3.
Application of Variable Charges (ARCs and RRCs). If the actual quantity of items included in the Services provided by EDS during any calendar month are higher than the Resource Baseline for the applicable resource category designated in the Resource Baseline Section of this Schedule 9.1, then Franklin Covey will pay to EDS an additional amount calculated by multiplying the ARC for the applicable resource category times the number of items in excess of the Resource Baseline for that resource category in the applicable month. If the actual quantity of items included in the Services provided by EDS during any calendar month are less than the Resource Baseline for the applicable resource category designated in the Resource Baseline Section of this Schedule 9.1, then EDS will credit to Franklin Covey an amount calculated by multiplying the RRC for the applicable resource category times the number of items below the Resource Baseline for that resource category in the applicable month. ARCs and RRCs will be itemized in the invoices sent by EDS to Franklin Covey.

	Schedule 9.1 (a)
	Resource Baselines

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Application Offshore
Maintenance:
Information Associate		1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Information Analyst		4.00	4.00	4.00	4.00	4.00	4.00	4.00	4.00	4.00	4.00
Information Specialist		3.00	3.00	3.00	3.00	3.00	3.00	3.00	3.00	3.00	3.00
Total		8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00	8.00

Application Onshore
Information Associate	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Information Analyst	4.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Information Specialist	5.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Information Specialist - Sr	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0
SE - Consultant	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0
Total:	15.0	7.0	7.0	7.0	7.0	7.0	7.0	7.0	7.0	7.0	7.0

Midrange:
Servers	20	20	20	20	20	20	20	20	20	20	20
GS 160 Servers	2	2	2	2	2	2	2	2	2	2	2

Communications Mgmt:
Voice
Definity Ports	1250	1250	1250	1250	1250	1250	1250	1250	1250	1250	1250
Voice Mailboxes	1200	1200	1200	1200	1200	1200	1200	1200	1200	1200	1200
Medium Firewalls	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Large Firewalls	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Retail VPN	104	104	104	104	104	104	104	104	104	104	104
VPN Accounts	347	347	347	347	347	347	347	347	347	347	347

Routers
Medium	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Large	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Remote Office Routers	8.0	8.0	8.0	8.0	8.0	8.0	8.0	8.0	8.0	8.0	8.0

Distributed Systems Mgmt:
Desktops / Laptops	851	851	851	851	851	851	851	851	851	851	851
File/Print/Email
Incremental e-mail boxes	20	20	20	20	20	20	20	20	20	20	20
(over the desktop baseline)
Retail Stores	104	104	104	104	104	104	104	104	104	104	104

Revised Schedule 9.1 (b)
Baseline Monthly Charges

	Midrange	Network Management	Distributed Systems Management	Fixed Fee- Distributed System Management	Applications	Applications - Fixed Fee	Web Hosting	Leadership Support	Aggregate Monthly Charge
April-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
May-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
June-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
July-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
August-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
September-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
October-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
November-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
December-06	80,101	60,532	108,874	5,346	176,588		47,061	89,692	568,195
January-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-07	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-08	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-09	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-10	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-11	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-12	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-13	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-14	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
July-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
August-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
September-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
October-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
November-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
December-15	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
January-16	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
February-16	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
March-16	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
April-16	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
May-16	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651
June-16	60,567	37,000	78,145	24,771	138,000	55,877	23,291	38,000	455,651

	7,625,507	4,762,844	9,888,346	2,871,986	17,321,350	6,369,978	3,078,745	5,139,232	57,057,988

Revised Schedule 9.1 (c)
Variable Monthly Charges

	2006	2007 (4)	2008	2009	2010	2011	2012	2013	2014	2015	2016
Midrange: (1)
Servers	2,798.85	2000.81	2,000.81	2,000.81	2,000.81	2,000.81	2,000.81	2,000.81	2,000.81	2,000.81	2,000.81
GS 160 Servers	7763.5	5976.89	5,976.89	5,976.89	5,976.89	5,976.89	5,976.89	5,976.89	5,976.89	5,976.89	5,976.89

Communications Mgmt: (1)
Voice
Definity Ports	11.57	6.68	6.68	6.68	6.68	6.68	6.68	6.68	6.68	6.68	6.68
Voice Mailboxes	10.10	6.11	6.11	6.11	6.11	6.11	6.11	6.11	6.11	6.11	6.11
Medium Firewalls	2109.43	1275.98	1,275.98	1,275.98	1,275.98	1,275.98	1,275.98	1,275.98	1,275.98	1,275.98	1,275.98
Large Firewalls	3691.5	2029.96	2,029.96	2,029.96	2,029.96	2,029.96	2,029.96	2,029.96	2,029.96	2,029.96	2,029.96
Retail VPN	7.23	7.23	7.23	7.23	7.23	7.23	7.23	7.23	7.23	7.23	7.23
VPN Accounts	29.95	19.76	19.76	19.76	19.76	19.76	19.76	19.76	19.76	19.76	19.76

Routers
Small	NA
Medium	1089.55	659.06	659.06	659.06	659.06	659.06	659.06	659.06	659.06	659.06	659.06
Large	2289.71	1385.02	1,385.02	1,385.02	1,385.02	1,385.02	1,385.02	1,385.02	1,385.02	1,385.02	1,385.02
Remote Office Router	527.36	348	348.00	348.00	348.00	348.00	348.00	348.00	348.00	348.00	348.00

Distributed Systems Mgmt: (1)
Per Desktop	118.16	82.05	82.05	82.05	82.05	82.05	82.05	82.05	82.05	82.05	82.05
Incremental Email Box	11.29	11.29	11.29	11.29	11.29	11.29	11.29	11.29	11.29	11.29	11.29
Retail Store	100.00	80.00	80.00	80.00	80.00	80.00	80.00	80.00	80.00	80.00	80.00

Information Systems Resource Rates: (2), (3)
Application Offshore
Maintenance:
Information Associate	11,715.68	2,988.77	2,988.77	2,988.77	2,988.77	2,988.77	2,988.77	2,988.77	2,988.77	2,988.77	2,988.77
Information Analyst	11,715.68	3,582.00	3,582.00	3,582.00	3,582.00	3,582.00	3,582.00	3,582.00	3,582.00	3,582.00	3,582.00
Information Specialist	11,715.68	4,629.58	4,629.58	4,629.58	4,629.58	4,629.58	4,629.58	4,629.58	4,629.58	4,629.58	4,629.58

Application Onshore
Information Associate	11,715.68	7,362.41	7,362.41	7,362.41	7,362.41	7,362.41	7,362.41	7,362.41	7,362.41	7,362.41	7,362.41
Information Analyst	11,715.68	9,824.16	9,824.16	9,824.16	9,824.16	9,824.16	9,824.16	9,824.16	9,824.16	9,824.16	9,824.16
Information Specialist	11,715.68	12,287.25	12,287.25	12,287.25	12,287.25	12,287.25	12,287.25	12,287.25	12,287.25	12,287.25	12,287.25
Information Specialist - Sr	11,715.68	14,538.03	14,538.03	14,538.03	14,538.03	14,538.03	14,538.03	14,538.03	14,538.03	14,538.03	14,538.03
SE - Consultant	11,715.68	17,714.66	17,714.66	17,714.66	17,714.66	17,714.66	17,714.66	17,714.66	17,714.66	17,714.66	17,714.66

(1) Subject to ECI inflation index pursuant to Section 9.1 (d) of this Schedule
(2) Subject to Hewitt inflation index pursuant to Section 9.1 (d) of this Schedule
(3) Person-month is defined as 130 hours / month and the rates do not include travel-related expenses
(4) 2007 rates are effective on January 1, 2007

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Web Hosting (1)(2)

Custom Servers	47,061.41	23,291.16	23,291.16	23,291.16	23,291.16	23,291.16	23,291.16	23,291.16	23,291.16	23,291.16	23,291.16

Additional momitoring events	25.00	25.50	26.01	26.53	27.06	27.60	28.15	28.72	29.29	29.88	30.47

(1) Subject to ECI inflation index pursuant to Section 9.1 (d) of this Schedule

Schedule 9.1(d)
Inflation Adjustment Section

1.
Adjustment to Charges. Unless otherwise expressly provided in an Authorization Letter with respect to the charges to be paid thereunder, the Parties acknowledge and agree to use the Employment Cost Index for Total Compensation (not seasonally adjusted), Private Industry Workers, White-collar occupations excluding sales, June 1989 = 100 (the “ECI”), as the basis for annual adjustments to charges to be paid by Franklin Covey to EDS under this Agreement for those Services listed in Section 6 of this Schedule 9.1 (the “ECI Adjustable Charges”). The ECI is published by the Bureau of Labor Statistics (the “BLS”) of the U.S. Department of Labor. For purposes of this Schedule 9.1, the most recently published ECI as of any anniversary of the Effective Date is the “ECI Current Index”, and the “ECI Base Index” is the ECI Current Index from the prior anniversary of the Effective Date (or, for the first anniversary, the ECI most recently published as of the Effective Date). If, on any anniversary of the Effective Date, the ECI Current Index is more than 2% higher than the ECI Base Index, then, effective as of such anniversary, an adjustment to the ECI Adjustable Charges will be made by increasing the ECI Adjustable Charges by the percentage that the ECI Current Index exceeded 102% of the ECI Base Index. In calculating the percentage increase, the Parties agree to round to one decimal place. If, on any anniversary of the Effective Date, the ECI Current Index is lower than 102% of the ECI Base Index, no adjustment to the ECI Adjustable Charges will be made. If the period from the ECI Base Index to the ECI Current Index is other than 12 months, an adjustment to a full year will be made in the manner indicated in the example set forth in Section 3 of this Schedule 9.1. If an adjustment is not made on an anniversary date for any reason, then the ECI Base Index for the following anniversary date will be 102% of the ECI Base Index for the anniversary date on which no adjustment was made, as indicated in the note to the third example set forth in Section 3 of this Schedule 9.1. The ECI is published quarterly at the end of the month following the quarter measured, and the most recently published ECI as of the Effective Date was the ECI published on or around April 30, 2001 for the quarter ending March 31, 2001. The Parties acknowledge and agree that EDS will adjust the ECI Adjustable Charges and will advise Franklin Covey of such adjustment in writing so that the new charges will amend this Agreement and become effective on the applicable anniversary of the Effective Date. If no adjustment is made on an anniversary date for any reason, EDS will advise Franklin Covey in writing of such fact.

2.
Adjustment to Charges Example. The following is an example of the adjustments described in Section 1 of this Schedule 9.1. The specific numbers used in the example are for illustration purposes only and are not necessarily reflective of an actual calculation hereunder or the actual ECI.

Annual Adjustment on First Anniversary Date:
Example Charge under this Agreement	$1,500.00
ECI Current Index	136.0
ECI Base Index (as of Effective Date)	129.9
Percentage Change	(136.0 - 129.9) / 129.9 = 4.7%
Charge Increased by (1+ Percentage Change-2%)	$1,500.00 * (1 + 4.7%-2%)
Equals Adjusted Charge	$1,540.50

Annual Adjustment on Second Anniversary Date:
Adjusted Charge as of First Anniversary Date	$1,540.50
ECI Current Index	143.2
ECI Base Index (as of First Anniversary Date)	136.0
Percentage Change	(143.2 - 136.0) / 136.0 = 5.3%
Charge Increased by (1+ Percentage Change-2%)	$1,540.50 * (1 + 5.3%-2%)
Equals Adjusted Charge	$1,591.34

Annual Adjustment on Third Anniversary Date:
Adjusted Charge as of Second Anniversary Date	$1,591.34
ECI Current Index	144.9
ECI Base Index (as of Second Anniversary Date)	143.2
Percentage Change	(144.9 - 143.2) / 143.2 = 1.2%
Charge Increased by (1+ Percentage Change-2%)	No change
Equals Adjusted Charge*	No Change

* The ECI Base Index for the fourth anniversary date would be 146.1.

3.
Changes to Index. In the event that the BLS should stop publishing the ECI or should substantially change the content, format or calculation methodology of the ECI, the Parties will substitute another comparable measure published by a mutually agreeable source, except as noted below. If the change is to redefine the base period for the ECI from one period to some other period, the Parties will continue to use the index but will use the new base period figures for all future adjustments. If the change is to the name of the ECI, the new name will be used instead of the old name so long as the numbers previously published for the index have not changed. If the change is to the publication schedule, the Parties may agree in writing to use a different publication schedule and to adjust any partial year to a full year, if needed. The adjustment to convert a partial year to a full year is shown below.

ECI Current Index as of July 19XX	151.0
ECI Base Index as of June 19XX-1	145.2
Percentage Change (rounded to 3 decimals)	(151.0 - 145.2) / 145.2 = 3.994%
Percent Times 12 Divided # of Months in Period	3.994% * 12 / 13
Equals Percentage Change (rounded to 1 decimal)*	3.7%

* This calculation method will be used instead of the Percentage Change calculation shown in Section 2 of this Schedule 9.1 if the period between the ECI Base Index and the ECI Current Index is other than 12 months.

4.
Adjustments Using Hewitt Index. The Parties acknowledge and agree to use the percent change in “Total Cash Compensation” for Systems Integration Job Families (the “Percent Change”), as the basis for annual adjustments to the charges to be paid by Franklin Covey to EDS under this Agreement for those Services listed in Section 6 of this Schedule 9.1 as being subject to this Section 4 (the “Hewitt Index Adjustable Charges”), as the Percent Change is either reported in the Hewitt Associates Index for Total Cash Compensation (the “Index”) or as such Systems Integration Job Families information is otherwise made available by the management consulting firm of Hewitt Associates LLC (or another comparable measure published or made available by a mutually agreeable source should the Index no longer be published, the content or format of the Index substantially change or Hewitt Associates LLC no longer make comparable Systems Integration Job Families information available). If, on any anniversary of the Effective Date during the term of this Agreement, the most recently published or available Percent Change is greater than 4%, an adjustment to the Hewitt Index Adjustable Charges will be made by increasing the Hewitt Index Adjustable Charges by such Percent Change in excess of four percent (4%). If an adjustment is not made on a anniversary of the Effective Date for any reason, then the basis for measuring the Percent Change for the following anniversary of the Effective Date will be 104% of the basis for measuring the Percent Change for the anniversary of the Effective Date on which no adjustment was made. The Parties acknowledge and agree that EDS will adjust the Hewitt Index Adjustable Charges and will advise Franklin Covey of such adjustment in writing so that the new charges will amend this Agreement and become effective on the applicable anniversary of the Effective Date. If no adjustment is made on a anniversary of the Effective Date for any reason, EDS will advise Franklin Covey in writing of such fact.

5.
Hewitt Adjustment to Charges Example. The following is an example of the adjustments described in Section 4 of this Schedule 9.1. The specific numbers used in the example are for illustration purposes only and are not necessarily reflective of an actual calculation hereunder or the actual Hewitt index.

Annual Adjustment on First Anniversary Date:
Example Charge under this Agreement	$1,500.00
Hewitt Current Index	136.0
Hewitt Base Index (as of Effective Date)	129.9
Percentage Change	(136.0 - 129.9) / 129.9 = 4.7%
Charge Increased by (1+ Percentage Change-4%)	$1,500.00 * (1 + 4.7%-4%)
Equals Adjusted Charge	$1,510.50

Annual Adjustment on Second Anniversary Date:
Adjusted Charge as of First Anniversary Date	$1,540.50
Hewitt Current Index	140.2
Hewitt Base Index (as of date of the last adjustment)	136.0
Percentage Change	(140.2 - 136.0) / 136.0 = 3.1%
Charge Increased by (1+ Percentage Change-4%)	No Change
Equals Adjusted Charge	No Change

Annual Adjustment on Third Anniversary Date:
Adjusted Charge as of Second Anniversary Date	$1,510.50
Hewitt Current Index	144.9
Hewitt Base Index (as of date of the last adjustment)	136.0
Percentage Change	(144.9 - 136.0) / 136.0 = 6.5%
Charge Increased by (1+ Percentage Change-4%)	$1,510.50 * (1 + 6.5%-4%)
Equals Adjusted Charge*	$1,548.26

* The Hewitt Base Index for the fourth anniversary date would be 144.9.

6.
Service Categories. The Parties acknowledge and agree that the following Services will be subject to adjustment in accordance with Section 1 of this Schedule 9.1: Midrange; Communications Management; Distributed Systems Management; Web Hosting; Fixed Fee Distributed System, and Leadership Support. The Parties acknowledge and agree that the following Services will be subject to adjustment in accordance with Section 4 of this Schedule 9.1: Applications and Applications Fixed Fee.

Schedule 11.4
Termination for Convenience Charges

Section 11.4 Section (A)
Effective Date of Termination	Termination for Convenience Fees
September 1, 2007 - August 31, 2008	$2,541,000
September 1, 2008 - August 31, 2009	$2,256,000
September 1, 2009 - August 31, 2010	$2,235,000
September 1, 2010 - August 31, 2011	$1,871,000
September 1, 2011 - August 31, 2012	$1,869,000
September 1, 2012 - August 31, 2013	$1,869,000
September 1, 2013 - August 31, 2014	$1,870,000
September 1, 2014 - August 31, 2015	$1,871,000
September 1, 2015 - June 30, 2016	$1,515,000